UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 27, 2020, Marin Software Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 8, 2020, the record date for the Annual Meeting, 6,829,677 shares of common stock of the Company were outstanding and entitled to vote. 5,705,490 shares, or 83.5% of the outstanding common stock entitled to vote at the Annual Meeting, were represented in person or by proxy.

At the Annual Meeting, stockholders voted on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2020 (the “Proxy Statement”). The results of the voting at the Annual Meeting were as follows:

Proposal 1.  Elect Gordon Crovitz and Daina Middleton as the Class I members of the Board of Directors to hold office until the 2023 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Gordon Crovitz	2,202,160	19,645	3,483,685
Daina Middleton	2,199,529	22,276	3,483,685

Each of the directors named under Proposal No. 1 was elected, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 2.  Vote, on a non-binding, advisory basis, on the compensation paid by the Company to the Company’s Named Executive Officers for the fiscal year ended December 31, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,146,439	74,522	844	3,483,685

Proposal 2 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 3.  Vote, on a non-binding, advisory basis, on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstentions
2,176,542	9,231	32,525	3,507

The approved frequency of future advisory votes on executive compensation is One Year, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 4.  Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions
5,688,243	15,818	1,429

Proposal 4 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: May 28, 2020	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer

2